Exhibit 99.1

SCBT Financial SCBT Financial Corporation Corporation KBW 2006 Community Bank Investor Conference August 2, 2006

Forward Forward-Looking Statements: Looking Statements: Statements contained in this presentation, which are not histori Statements contained in this presentation, which are not historical cal facts, are forward facts, are forward-looking statements. In addition, SCBT looking statements. In addition, SCBT Financial Corporation (SCBT) through its senior management or Financial Corporation (SCBT) through its senior management or directors may from time to time make forward directors may from time to time make forward-looking public looking public statements concerning matters herein. statements concerning matters herein. Such forward Such forward-looking looking statements are necessary estimates reflecting the best judgement statements are necessary estimates reflecting the best judgement of of SCBT SCBT’s senior management or directors based upon current s senior management or directors based upon current information and involve a number of risks and uncertainties. information and involve a number of risks and uncertainties. Certain factors which could affect the accuracy of such forward Certain factors which could affect the accuracy of such forward- looking statements are identified in the public filings made by looking statements are identified in the public filings made by SCBT with the Securities and Exchange Commission, and SCBT with the Securities and Exchange Commission, and forward forward-looking statements contained in this presentation or in looking statements contained in this presentation or in other public statements of SCBT or its senior management or other public statements of SCBT or its senior management or directors should be considered in light of those factors. There directors should be considered in light of those factors. There can can be no assurance that such factors or other factors will not affe be no assurance that such factors or other factors will not affect the ct the accuracy of such forward accuracy of such forward-looking statements. looking statements.

SCBT Financial Corporation ProfileSCBT Financial Corporation Profile⑀⍼⑀⍼Lead bank founded in Lead bank founded in 19341934⑀⍼⑀⍼7272ndndAnniversary in 2006Anniversary in 2006⑀⍼⑀⍼Bank subsidiariesBank subsidiaries--SCBT, N.A.SCBT, N.A.--SCBT of the SCBT of the Piedmont, N.A.Piedmont, N.A.⑀⍼⑀⍼45 financial centers45 financial centers⑀⍼⑀⍼16 S.C. Counties16 S.C. Counties⑀⍼⑀⍼Family of 600 fullFamily of 600 full--time time equivalent employees equivalent employees

SCBT Financial Corporation Profile

- Third largest independent commercial bank headquartered in South Carolina
- Eighth largest depository in South Carolina[1]
- Operates in 5 of the top 50 income and population growth MSA's in the southeastern United States.[2]
- Mission: To be South Carolina's premier community bank and a top-performing bank in the southeast.



Charleston | Sea Pines Golf Course | Hilton Head Island | Huntington Beach State Park | Table Rock State Park

[1] Source: FDIC Website as of June 30, 2005

[2] Source: SNL Financial; Sandler, O'Neill & Partners, L.P.

SCBT Financial Corporation SCBT Financial Corporation At A Glance At A Glance Closing Price as of 7 Closing Price as of 7-20 20-2006 2006 $35.11 $35.11 6-30 30-06 Earnings per share 06 Earnings per share $ 1.12 $ 1.12 Book Value (6 Book Value (6-30 30-2006) 2006) $17.79 $17.79 Price / Earnings (TTM thru 6 Price / Earnings (TTM thru 6-30 30-2006) 2006) 15.7x 15.7x Market Capitalization at 2Q 2006 Market Capitalization at 2Q 2006 ~$310MM ~$310MM Placed by NASDAQ on its Global Select Market Placed by NASDAQ on its Global Select Market (highest listing standards) (highest listing standards)

Core Deposit Premium ⑀⍽⑀⍽SCBT Financial Corporation’s Core Deposit Premium as of 7-14-06 was 10.6%. ⑀⍽⑀⍽ Core Deposit Premiums of Southeastern banks less than or equal to $5 billion in assets, covered by than or equal to $5 billion in assets, covered by Keefe, Bruyette & Woods:⑀⍽⑀⍽Mean --13.1%⑀⍽⑀⍽Median --11.6%

What Makes Us Successful?⑀⍼⑀⍼Customers⑀⍼⑀⍼Employees⑀⍼⑀⍼Community Involvement⑀⍼⑀⍼Management/Board⑀⍼⑀⍼Business Model

Customer Oriented ⑀⍼⑀⍼Relationship Banking⑀⍼⑀⍼10% growth in core deposits 10% YTD. ⑀⍼⑀⍼20% growth in new personal 20% growth in new personal checking accounts from 1st half of 2005⑀⍼⑀⍼ 26% growth in new business deposit accounts from1st half of half of 2005

Business Model ⑀⍼⑀⍼Community Banking⑀⍼⑀⍼Local Decisions⑀⍼⑀⍼Centralized Processes⑀⍼⑀⍼Experienced Relationship Managers & Employees⑀⍼⑀⍼Building “South Carolina’s Bank”

2006 Focus Areas ⑀⍼⑀⍼Core deposits⑀⍼⑀⍼Loan yields⑀⍼⑀⍼Fee revenue⑀⍼⑀⍼Efficiency⑀⍼⑀⍼Training⑀⍼⑀⍼Tellers, FSR’s & Managers⑀⍼⑀⍼Improving financial performance of newer markets and branches

2006 YTD Growth Initiatives ⑀⍼⑀⍼Completed consolidation of SunBank into South Carolina Bank and Trust⑀⍼⑀⍼Efficiency Ratio declined 3% in 2nd quarter on linked-quarter comparison ⑀⍼⑀⍼Opened new branches in Lexington, Columbia, Charleston, Daniel Island, Columbia, Charleston, Daniel Island, and Fort Mill⑀⍼⑀⍼Organic Loan growth up 7% from year end⑀⍼⑀⍼Organic Deposit growth up 10% from year end⑀⍼⑀⍼NIM expanded 6bp in 2ndndquarter on linked-quarter comparison

South Carolina at a glance

- Coast:
  - 2nd most popular tourist destination in the USA
- Charleston:
  - Largest container port on Southeast and Gulf coasts
  - Nearly $3 billion in economic impact annually
- Hilton Head:
  - Ranks 7th in the southeast in terms of projected population growth; ranks 9th in in terms of median household income and 5th for median household income growth
- York County:
  - Sun City- a 3,300 home Del Webb retirement community new to this market
  - Included in the Charlotte-Gastonia-Concord MSA which ranks in the top 15 southeastern MSAs for both projected population growth and median household income
- Columbia:
  - Home to Fort Jackson
  - Distribution and warehousing hub
- Upstate:
  - Positioned on the I-85 corridor which is home to more than 240 international companies

SCBT

Selected S.C. County Statistics



Greenville County
Median Household Income: $48,599
Deposits: $7,564,326,000
York County
Median Household Income: $51,718
Deposits: $1,567,183,000
Horry County
Median Household Income: $41,994
Deposits: $4,794,311,000
Richland County
Median Household Income: $46,799
Deposits: $7,086,682,000
Lexington County
Median Household Income: $52,134
Deposits: $2,348,176,000
Charleston-North Charleston MSA
Median Household Income: $45,994
Deposits: $7,232,458,000
Beaufort County
Median Household Income: $55,712
Deposits: $2,782,813,000
SCBT Financial Center Locations

Source: SNL Financial; Sandler, O'Neill and Partners, L.P.

SCBT

Projected Average Household Income Growth2005--2010Less than 10% 10% -15%15% -20%Greater than 20%SCBT SCBT Financial Center LocationsFinancial Center LocationsSource: Claritas; Scott & Stringfellow, Inc.State Average: 20.9%

Projected Population Growth2005--2010Less than 0%0% -5%5% -10%Greater than 10%SCBT SCBT Financial Center LocationsFinancial Center LocationsSource: Claritas; Scott & Stringfellow, Inc.State Average: 6.1%

Business Model Business Model - Balancing: Balancing: Soundness Soundness Profitability Profitability & Growth

SOUNDNESS SOUNDNESS Net Charge Net Charge-offs / Average Total Loans 0.35% 0.30% 0.25% 0.20% 0.15% 0.10% 0.05% 0.00% 200120022003200420051Q 20062Q 2006SCBTFCPeers 0.18% 0.09% 0.07% Source: BHC Performance Report

SOUNDNESS 2003 2003 2004 2004 2005 2005 2Q 2006 2Q 2006 Non Non-Performing Assets / Performing Assets / Total Loans & OREO* Total Loans & OREO* 0.87% 0.43% 0.30% 0.87% 0.43% 0.30% 0.27% 0.27% Allow. Loan Losses / Total Loans* 1.25% 1.25% 1.30% Allow. Loan Losses / Total Loans* 1.25% 1.25% 1.30% 1.29% 1.29% Allow. Loan Losses / Allow. Loan Losses / Non Non-Performing Loans* 173% Performing Loans* 173% 443% 469% 443% 469% 476% 476% Net Charge Net Charge-offs / Average Loans 0.19% 0.15% 0.11% offs / Average Loans 0.19% 0.15% 0.11% 0.18% 0.18% * Period end dateLoan data excludes mortgage loans held for sale

PROFITABILITY
Earnings Per Share and Net Income



$18,000
$15,000
$12,000
$9,000
$6,000
$3,000
$0
(in Thousands)
$2.10
$1.80
$1.50
$1.20
$0.90
$0.60
$0.30
$0.00
$1.51
$1.70
$1.82
$1.72
$2.03
$1.12
$12,257
$13,834
$14,786
$14,016
$16,655
$9,787
2001
2002
2003
2004
2005
2Q 2006
Net Income
EPS

Per share data reflect a ten percent stock dividend distributed on December 6, 2002 and a five percent stock dividend distributed on January 1, 2005

PROFITABILITY PROFITABILITY Return on Average Assets Return on Average Assets 1.21%1.28%1.23%1.05%1.00%0.99%0.00%0.20%0.40%0.60%0.80%1.00%1.20%1.40%2001200220032004

PROFITABILITY Return on Average Equity 13.64%14.09%13.72%12.20%13.19%15.20%13.01%17.07%0.00%4.00%8.00%12.00%16.00%20.00%20012002200320042005

PERFORMANCE DRIVERS
Net Interest Margin – SCBT / Peer


5.00%
4.50%
4.00%
3.50%
3.00%
4.15%
4.18%
4.02%
2001
2002
2003
2004
2005
1Q 2006
2Q 2006
SCBTFC
Peers

Source: BHC Performance Report

SCBT

PERFORMANCE DRIVERS

Total Non-Interest Income with Major Contributors
{Ongoing Diversification of Operating Income Stream}



$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
(in Thousands)
$13,680 {24%}
$17,681 {27%}
$22,915 {31%}
$22,651 {30%}
$23,901 {27%}
$12,697{25%}
2001
2002
2003
2004
2005
2Q 2006
Deposit Service Fees
Secondary Mtg Orig Fees
Wealth Management
All Other
Assets Sold

{} Non-Interest Income as a Percent of Net Interest Income Plus Non-Interest Income

SCBT

GROWTH - Total Assets



16.6% CAGR
(in Millions)
$2,400
$2,100
$1,800
$1,500
$1,200
$900
$600
$300
$0
$1,026
$1,145
$1,198
$1,439
$1,926
$2,071
2001
2002
2003
2004
2005
2Q 2006

DIVERSIFICATION: Loan Mix

Commercial RE Legend
- Commercial – Non Owner Occupied
- Consumer Lot Loans
- Construction / Land Development

Owner Occupied RE Legend
- Other
- Consumer – Owner Occupied 2nd Lien
- Consumer – Owner Occupied 1st Lien
- Commercial – Owner Occupied

Non Real Estate Legend
- Consumer – Non Real Estate
- Commercial – Non Real Estate



June 2006
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
13.16%
9.16%
15.90%
6.88%
9.31%
14.20%
12.56%
7.81%
11.02%
38.22% Commercial RE
42.95% Owner Occupied RE
18.83% Non Real Estate

GROWTH - Total Deposits



16.9% CAGR
(in Millions)
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$812
$898
$946
$1,174
$1,473
$1,623
2001
2002
2003
2004
2005
2Q 2006

GROWTH – Core Deposits


15.9% CAGR
(in Millions)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$691
$749
$812
$1,012
$1,204
$1,324
2001
2002
2003
2004
2005
2Q 2006

DIVERSIFICATION Deposit Mix MMDA17%Demand Deposits (NIBL)17%Time Deposits42%Now Accounts19%Savings5% As of June 30, 2006

Ten-Year Asset Growth

(in thousands)


$2,250,000
$2,000,000
$1,750,000
$1,500,000
$1,250,000
$1,000,000
$750,000
$500,000
$250,000
$0
$497,632
$565,558
$750,077
$872,398
$969,848
$1,025,682
$1,144,948
$1,197,692
$1,436,977
$1,925,856
$2,070,927
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2Q 2006

SCBT

Ten-Year Net Income Growth

(in thousands)



$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$5,528
$6,446
$8,271
$7,640
$10,533
$12,257
$13,834
$14,786
$14,016
$16,655
$9,787
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2Q 2006

SCBT

Market Capitalization

Over Ten Years



$350,000,000
$300,000,000
$250,000,000
$200,000,000
$150,000,000
$100,000,000
$50,000,000
$0
$68,424,692
$98,806,244
$159,143,511
$132,396,639
$80,105,617
$120,586,067
$169,358,265
$217,693,785
$260,122,042
$284,589,548
$309,647,843
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2Q 2006

SCBT

SCBT FINANCIAL CORPORATION
Cash Dividends Per Share



$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
6.3% CAGR
$0.50
$0.54
$0.63
$0.65
$0.68
$0.34
2001
2002
2003
2004
2005
2Q 2006

Per share data reflect a ten percent stock dividend distributed on December 6, 2002 and a five percent stock dividend distributed on January 1, 2005

Five-Year Price Performance	
SCBT	261.2%
Peer Average	64.5%
Nasdaq Bank Index	19.1%

Price Performance



5.50 Year Total Return for Stock
250.5%
190.4%
130.3%
70.2%
10.1%
-50.0%
1-Jan-01
1-Apr-01
1-Jul-01
1-Oct-01
1-Jan-02
1-Apr-02
1-Jul-02
1-Oct-02
1-Jan-03
1-Apr-03
1-Jul-03
1-Oct-03
1-Jan-04
1-Apr-04
1-Jul-04
1-Oct-04
1-Jan-05
1-Apr-05
1-Jul-05
1-Oct-05
1-Jan-06
1-Apr-06
1-Jul-06
SCBT
Nasdaq Bank
Peer Average

Source: Yahoo! Finance and Keefe, Bruyette & Woods

Price data is adjusted for Stock Splits and Dividends

As of June 30, 2006

Peers include 4 publicly traded banks headquartered in the Carolinas with assets between $1 billion and $5 billion.

SCBT Financial Corporation Investor Contacts: Richard C. Mathis Richard C. Mathis Executive Vice President and Chief Financial Officer Robert R. Hill, Jr. Chief Executive Officer SCBT Financial Corporation 520 Gervais Street 520 Gervais Street Columbia, South Carolina 29201 Columbia, South Carolina 29201 803-771 771-2265 www.SCBandT.com